Filed pursuant to Rule 497(e)
Registration Nos. 333-174574; 811-22563

MAIRS & POWER FUNDS TRUST (the “Trust”)
Mairs & Power Small Cap Fund (the “Fund”)
May 28, 2021

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated April 30, 2021

The Board of Trustees of the Trust has approved a reduced management fee for the Fund. Effective as of June 1, 2021, Mairs & Power, Inc., the investment adviser to the Fund (the “Adviser”), has contractually agreed to lower its management fee to 0.80% of the Fund’s average daily net assets. Prior to June 1, 2021, the Fund’s management fee was 0.90% of its average daily net assets. All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information relating to the Fund’s management fee are revised accordingly.

In addition, the “Fees and Expenses of the Fund” and “Expense Example” in the Summary Prospectus and the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.80%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.94%
(1)    Prior to June 1, 2021, the management fee was 0.90% of the Fund’s average daily net assets.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$96	$300	$520	$1,155

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Please retain this supplement for your reference.